UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2024

Laird Superfood, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-39537	81-1589788
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5303 Spine Road, Suite 204, Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (541) 588-3600

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LSF	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08         Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01         Other Events.

On May 1, 2024, the board of directors (the “Board”) of Laird Superfood, Inc. (the “Company”) established June 27, 2024 as the date of the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”) and set May 3, 2024 as the record date for determining stockholders who are eligible to receive notice of and vote at the 2024 Annual Meeting. The date of the 2024 Annual Meeting represents a change of more than 30 calendar days from the anniversary of the date deemed to be the date of the preceding year’s annual meeting pursuant to Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company will publish additional details regarding the exact time, location and matters to be voted on at the 2024 Annual Meeting in the Company’s proxy statement for the 2024 Annual Meeting.

In order for stockholder proposals to be presented at the 2024 Annual Meeting, including by means of inclusion of a stockholder proposal in the proxy materials under Rule 14a-8 of the Exchange Act, the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on May 10, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2024 Annual Meeting. The May 10, 2024 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act. In addition, pursuant to the Company’s bylaws, for business to be properly brought before the 2024 Annual Meeting by a stockholder, the Company must receive proper notice at the Company’s principal executive offices not later than the close of business on May 15, 2024.

All proposals must be addressed to the Corporate Secretary at “Laird Superfood, Inc., 5303 Spine Road, Suite 204, Boulder, Colorado 80301, Attention: Corporate Secretary.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 6, 2024

Laird Superfood, Inc.

		By:	/s/ Anya Hamill
		Name:	Anya Hamill
		Title:	Chief Financial Officer